SHARE PURCHASE AGREEMENT


     THIS SHARE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 24th day of May, 1996, between Enterprise System Group Limited, a private company limited by shares and incorporated in England and Wales (the "Company"), IndeNet, Inc., a Delaware corporation ("Buyer"), and the shareholders of the Company listed on the signature page hereof and on Exhibit A hereto (each a "Shareholder" and collectively, the "Shareholders").

                           W I T N E S S E T H:

     WHEREAS, Buyer desires to purchase all of the issued share capital of the Company, all of which shares (the "Shares") are owned by the Shareholders as listed on Exhibit A hereto, and the Shareholders desire to sell all of the Shares to Buyer, in each case upon the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, Graeme R. Jenner, David W. Martin and Richard L.
Schleufer (collectively, the "Managing Shareholders") are Share-holders and executive officers of the Company;

     NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the Shareholders, the Company and Buyer hereby agree as follows:


                                 ARTICLE I
                             SALE AND PURCHASE

     SECTION 1.1 Agreement to Sell and to Purchase. In consideration for the purchase price established in accordance with Section 1.2 below (the "Purchase Price") and payable in the manner set forth in Section 1.3 below, the Shareholders hereby sell, assign, transfer, convey and deliver all of the Shares to Buyer, and Buyer hereby purchases and accepts all of the Shares from the Shareholders.

     SECTION 1.2 Purchase Price - Amount. The Purchase Price is an amount equal to the U.S. dollar equivalent of eight (8) times the Company's EBITDA for the fiscal year ended March 31, 1996 (the "1996 Fiscal Year"). "EBITDA" means earnings before interest, taxes, depreciation and amortization, and was calculated in a manner consistent with Financial Reporting Standards in the United Kingdom. The EBITDA for the 1996 Fiscal Year was derived from the consolidated financial statements of the Company prepared for the 1996 Fiscal Year (the "Financial Statements"), which Financial Statements were audited by KMPG Peat Marwick (the "Company's Auditors"). In determining the Purchase Price, the amount of EBITDA determined pursuant to this
Section 1.2 was converted from British pounds to U.S. dollars using the currency conversion rate of 1.5624 U.S. dollars per U.K. pound.

      SECTION 1.3 Purchase Price-Payment. The Purchase Price is being paid in two installments, as follows:

          (a) Concurrently with the acquisition of the Shares, the Buyer is delivering to (i) the Client Dollar Account of Brobeck Hale and Dorr International (account number 64223199, sort code 20-77-67, Barclays Bank plc, Broadgate Business Centre, 155 Bishopsgate, London EC2), attorneys for the Shareholders, the sum of Ten Million U.S. Dollars (U.S. $10,000,000) by bank wire transfer in immediately available funds, and (ii) certain of the Shareholders, in the amounts set forth on Exhibit A, the Buyer's duly executed secured promissory note (collectively, the "Buyer Notes"), each in the form of Exhibit B attached hereto, in the aggregate principal amount of Five Million U.S. Dollars (U.S. $5,000,000). (The payments referred to in subsections (i) and
(ii) above are hereinafter referred to as the "Closing Payment," and the Shareholder receiving the Buyer Notes are hereinafter referred to as the "Note Shareholder"). The amounts held in the Client Dollar Account will be distributed by Brobeck Hale and Dorr International to the Shareholders in the manner set forth on Exhibit A.

          (b) The balance of the Purchase Price (determined by subtracting the Closing Payment from the Purchase Price, which the balance of the Purchase Price is hereinafter referred to as the "Stock Payment") shall be paid to the Note Shareholders, in the manner set forth on Exhibit A, in unregistered shares of the Buyer's $0.001 par value common stock (the "Common Stock") on the 35th trading day after the date of this Agreement. The aggregate number of shares of Common Stock to be issued for the Stock Payment shall be determined by dividing the amount of the Stock Payment by the Market Price. For the purposes of this Section 1.3(b), the "Market Price" shall be the 60-day average of the Quoted Price, which 60-day period shall consist of the 30 trading days ending on March 21, 1996 (a list of the Quoted Price for such 30 trading days is set forth on Exhibit C) and the 30 trading days immediately following the date of this Agreement. The "Quoted Price" of the Common Stock for any trading day is the last reported sales price of the Common Stock as reported by The Nasdaq Stock Market, or if the Common Stock is listed on a national securities exchange, the last reported sales price of the Common Stock on such exchange, or if such shares are not so reported or listed, then the Quoted Price shall be equal to the average of the last reported bid prices over such period, as reported by the National Quotation Bureau, Inc., or any similar reputable quotation and reporting service, if such quotation is not reported during such period by the National Quotation Bureau, Inc. The Quoted Price shall be adjusted to reflect any stock split, stock dividend, recapitalization or other similar event affecting the Common Stock during the periods used to determine the number of shares of Common Stock to be issued as the Stock Payment. Although the Note Shareholders will not become owners of the Common Stock constituting the Stock Payment until the issuance of such shares, the Company agrees that the Note Shareholders shall also be entitled to receive any cash dividends in respect of the Common Stock during the period following the date hereof until the issuance of the Stock Payment.

     Notwithstanding anything in this Agreement to the contrary, the number of shares of Common Stock issuable as part of the Stock Payment and issuable upon the conversion of some or all of the Buyer Notes shall not in the aggregate exceed 2,530,000. In the event that the number of shares of Common Stock the Buyer would be obligated to issue to the Shareholders as the Stock Payment exceeds 2,530,000, then the Buyer shall issue only 2,530,000 shares of Common Stock to the Note Shareholders and shall pay the Note Shareholders an amount of cash (in U.S. dollars) equal to the product of (i) the Market Price times (ii) the number of shares in excess of 2,530,000 that, but for the limits contained in this paragraph, the Note Shareholders would have been entitled to receive as the Stock Payment. In the event that the number of shares of Common Stock issuable upon any future conversion of any Buyer Notes, when added to all other shares of Common Stock issued prior thereto as the Stock Payment or upon prior conversions of any Buyer Notes, would, in the aggregate, exceed 2,530,000, then the conversion privilege contained in any such Buyer Note shall be restricted in the manner provided in the Buyer Notes.

     SECTION 1.4 Documents Delivered. Concurrently with the execution of this Agreement, the parties hereto are delivering fully executed copies of the following:

          (a) Each Shareholder is delivering to the Buyer or its designees one or more share certificates representing all of the Shares owned by such Shareholder, which certificates are accompanied by appropriate stock transfer forms, duly executed in blank.

          (b) Employment agreements in the form attached hereto as Exhibit D for Mr. Graeme R. Jenner, Mr. David W. Martin and
Mr. Richard L. Schleufer.

          (c) The Registration Rights Agreement, the form of which is attached hereto as Exhibit G.

          (d) An opinion of counsel delivered to the Buyer from Bates, Wells & Braithwaite.

          (e)  An opinion of counsel delivered to the
Shareholders from Cohen, Brame & Smith.

          (f) The Pledge Agreements in the form attached hereto as Exhibit H, pursuant to which a total 1,192,779 shares of the Company's ordinary shares will be pledged to the Note
Shareholders.

                                 ARTICLE II
                      REPRESENTATIONS AND WARRANTIES
                        CONCERNING THE SHAREHOLDERS

     Except as set forth in that certain Disclosure Letter previously delivered to the Buyer, a copy of which is attached hereto as Schedule A (the "Disclosure Letter") and is hereby expressly incorporated into this Agreement, each of the Shareholders, or Note Shareholders as the case may be, hereby severally represents and warrants to, and covenants and agrees with, the Buyer that:

     SECTION 2.1 Ownership of Shares. Such Shareholder is the registered proprietor of the number of shares of the Company set forth opposite such Shareholder's name on Exhibit A hereto. Such Shareholder has good and marketable title to such Shares free and clear of all liens, security interests, claims, encumbrances or other restrictions ("Liens").

     SECTION 2.2 Delivery of Good Title. All consents, approvals, authorizations and orders necessary for the sale and delivery of the Shares hereby sold by such Shareholder have been obtained, and such Shareholder has full right, power, authority and capacity to sell, assign, transfer and deliver such Shares pursuant to this Agreement. Buyer is acquiring from such Shareholder good and marketable title to such Shares, free and clear of all Liens.

     SECTION 2.3 Execution and Delivery. All consents, approvals, authorizations and orders necessary for the execution, delivery and performance by such Shareholder of this Agreement (including, without limitation, the transfer and sale of the Shares to be sold by such Shareholder to Buyer) have been duly and lawfully obtained, and such Shareholder has full right, power, authority and capacity to execute, deliver and perform this Agreement. No consents or approvals are required for such Shareholder to execute and deliver this Agreement or preform his, her or its obligations hereunder. This Agreement has been duly executed and delivered by such Shareholder, or by such Shareholder's attorneys-in-fact and agents, and constitutes a legal, valid and binding agreement of such Shareholder enforceable against such Shareholder in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles.

     SECTION 2.4 No Conflicts. The execution, delivery and performance of this Agreement by such Shareholder, or by such Shareholder's attorneys-in-fact and agents, and the consummation by such Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement or other agreement or instrument to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares are bound, or violate any statute, law, ordinance, rule, permit, writ, judgment or award applicable to or binding upon such Shareholder.

     SECTION 2.5  Qualification as a Stockholder of Buyer.

          (a) Each Note Shareholder hereby represents and warrants that he, she or it, individually or with such Note Shareholder's advisors, has the requisite knowledge and experience in financial and business matters to assess the relative merits and risks of an investment in the shares of Common Stock to be received as part of the Stock Payment hereunder. Such Note Shareholder has had the full opportunity to seek the advice of independent counsel respecting this investment and the tax risks and implications of the transactions consummated in connection with this Agreement.

          (b) Each Note Shareholder has received information concerning Buyer referred to in Section 4.5 below and has had the opportunity to obtain such additional information as desired in order to evaluate the merits and risks of holding the Common Stock, and is able to bear the economic risks and lack of liquidity inherent in holding unregistered shares of Common Stock.

     SECTION 2.6  Investment Intent.  The shares of Common
Stock being acquired by the Note Shareholder hereunder are being acquired for such Shareholder's own account and not with a view to, or for resale in connection with, any distribution other than resales made in compliance with the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "Act"). The Note Shareholder understands that the shares of Common Stock received in connection with the transactions contemplated hereby have not been registered under the Act by reason of available exemptions from the registration and prospectus delivery requirements of the Act, and that such Common Stock must be held indefinitely unless the Shares of Common Stock are registered under the Act or until any transfer is exempt from registration, and the reliance of Buyer upon these exemptions is predicated in part by these representations and warranties by the Note Shareholder. Notwithstanding the foregoing, the Buyer agrees and acknowledges that the Shareholders may sell the shares of Common Stock received hereunder pursuant to an effective registration statement filed under the Registration Rights Agreement executed and delivered by Buyer on the date hereof in the manner permitted by the Registration Rights Agreement.


                                ARTICLE III
                      REPRESENTATIONS AND WARRANTIES
                          CONCERNING THE COMPANY

     Except as set forth in the Disclosure Letter, the Managing
Shareholders severally represent and warrant to the Buyer as follows:

     SECTION 3.1 Corporate Organization. The Company is a private company limited by shares and is validly existing under the laws of England and Wales, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary. Copies of the Memorandum and Articles of Association of the Company, with all amendments thereto to the date hereof, have been furnished to Buyer or its representatives, and such copies are accurate and complete as of the date hereof.

     SECTION 3.2 Capitalization of the Company. The authorized share capital consists of 6,930,500 ordinary shares, of which 6,531,470 shares are issued, and 1,500,000 Preference Shares, of which none have been issued. All Shares have been duly authorized and validly issued, and all such Shares are fully paid, not subject to any call, and have no personal liability attached to the ownership thereof. The Shares are the sole outstanding share capital of the Company, and except as specifically provided in this Agreement there are no outstanding options, warrants, agreements, conversion rights, preemptive rights, or other rights to subscribe for, purchase or otherwise acquire any of the Shares or any unissued share capital of the Company.

     SECTION 3.3  Subsidiaries and Equity Investments.

          (a) The Disclosure Letter sets forth (i) the name of each branch office operated, directly and indirectly, by the Company and each corporation of which the Company owns, directly or indirectly, shares of capital stock having in the aggregate 50% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation (such branches and corporations are hereinafter referred to collectively as "Subsidiaries" and individually as a "Subsidiary"); (ii) the name of each corporation, partnership, joint venture or other entity (other than the Subsidiaries) in which the Company or any of its Subsidiaries has, or pursuant to any agreement has the right to acquire at any time by any means, directly or indirectly, an equity interest or investment; (iii) in the case of each of such corporations described in the foregoing clauses (i) and (ii), (A) the jurisdiction of incorporation, (B) the capitalization thereof and the percentage of each class of capital voting stock owned by the Company, and (C) a description of any outstanding options or other rights to acquire securities of such corporation; and (iv) in the case of each of such unincorporated entities, information substantially equivalent to that provided pursuant to the preceding clause (iii) with regard to corporate entities. (The Company and the Subsidiaries are herein sometimes collectively referred to as the "Companies.")

          (b) Each Subsidiary is a corporation or branch duly organized or established, validly existing and in good standing (in such jurisdictions where such concept is applicable) under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. Each Subsidiary is duly qualified to do business as a foreign corporation in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary. All the outstanding shares of capital stock of each corporate Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, are not subject to any call, and are owned of record and beneficially, directly or indirectly, by the Company, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any corporate Subsidiary.

     SECTION 3.4 Authorization and Validity of Agreements. The Company has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of the Company's obligations hereunder have been duly authorized by the Board of Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by the Company and is the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, reorganization, moratorium, insolvency and other laws of general applicability relating to or affecting creditors' rights or general principles of equity.

     SECTION 3.5 No Conflict or Violation. The execution, delivery and performance by the Company and the Shareholders of this Agreement does not and will not violate or conflict with any provision of the Memorandum or Articles of Association of the Company or any Subsidiary and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of its properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Companies, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits, authorizations or approvals referred to in
Section 3.14 hereof.

     SECTION 3.6 Consents and Approvals. The Disclosure Letter sets forth a true and complete list of each consent, waiver, authorization, or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by the Company or the Shareholders or the performance by the Company or the Shareholders of their respective obligations hereunder.

     SECTION 3.7 Financial Statements. The Financial Statements, including the notes thereto, (a) have been properly prepared in accordance with the Financial Reporting Standards,
(b) present a true and fair view of the state of affairs of the Companies and of the Companies' profit for the fiscal year referred to therein, (c) are complete, correct and in accordance with the books of account and records of the Companies, and (d) can be reconcilable with the financial statements and the financial records maintained and the accounting methods applied by the Company for all of its income tax purposes.

     SECTION 3.8  Absence of Certain Changes or Events.

          (a) Since March 31, 1996 to and including the date hereof, each of the Companies has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, net income or financial condition of any of the Companies. The Managing Shareholders know of no event, condition, circumstance or development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, net income or financial condition of any of the Companies.

          (b) Since March 31, 1996 through the date hereof, none of the Companies has taken any of the following actions:

               (i)  Amended its charter documents or bylaws;

               (ii) Declared, set aside or paid any dividend or made any distribution on or with respect to its share capital;

               (iii) Issued, granted, sold or pledged any shares of, or rights of any kind to acquire any shares of any of the Companies, or purchased, redeemed or otherwise acquired any such shares except for options outstanding on March 31, 1996 that were exercised or shares outstanding on March 31, 1996 that were converted;

               (iv) Acquired any assets or properties, except in the ordinary course of business consistent with past practices;

               (v)  Sold, leased, transferred, disposed of,
encumbered or mortgaged any assets or properties, except in the ordinary course of business consistent with past practices;

               (vi) Entered into any merger, consolidation, recapitalization or other business combination or reorganization;

               (vii)  Created, incurred or assumed any
indebtedness for borrowed money, except in the ordinary course of business consistent with past practices, or prepaid any part of the principal or interest of any existing indebtedness before the due date thereof;

               (viii) Assumed, guaranteed, endorsed or otherwise became liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity;

               (ix) Made any loans, advances or capital contributions to or investments in any person or entity;

               (x) Caused or permitted any of their current insurance policies to be cancelled or terminated or any of the coverage thereunder to lapse;

               (xi) Sold, transferred, licensed, or otherwise disposed of any of the Intangible Assets other than in the ordinary course of business consistent with past practices;

               (xii) Waived, released, granted or transferred any rights of value or modified or changed in any material respect any existing license, lease, contract or other document, other than in the ordinary course of business consistent with past practices;

               (xiii)  Other than expenditures for software
development made in the ordinary course of business consistent with past practices, made aggregate capital expenditures and commitments therefore which when taken together with all other capital expenditures and commitments of the Companies existing or made during such period, would exceed U.S. $25,000;

               (xiv) Increased the compensation payable or to become payable to any of their employees, except for normal periodic increases in the ordinary course of business that are made in accordance with established compensation policies of the Companies;

               (xv) Except in the ordinary course of business consistent with past practices, entered into any employment agreement or other contract or arrangement with respect to the performance of personal services which is not terminable without liability by such Company on not more than 90 days' notice;

               (xvi) Entered into any agreement or transaction with any Affiliate upon terms and conditions less favorable to any of the Companies than would be obtained on an arm's-length basis; or

               (xvii)  Entered into any oral or written
agreement, contract, commitment, arrangement or understanding with respect to any of the foregoing.

     SECTION 3.9 Tax Matters. The Company and each of its Subsidiaries has filed, or caused to be filed, within the manner prescribed by law, all tax and corporate tax returns required to have been filed (either separately or as part of a consolidated group) with all taxing authorities of England, the United States (including federal, state and local taxing authorities in the United States) and every other jurisdiction in which such tax or information returns are required to be filed. Such returns and reports reflect accurately taxable income and all liability for all taxes of the Company or any of its Subsidiaries for the periods covered thereby. Except as reflected on the Financial Statements, all income, profits, franchise, sales, use, occupancy, exercise, payroll, accumulated earnings tax and other taxes and assessments (the "Taxes") payable by, or due from the fully paid or adequately disclosed and fully reserved for in the Financial Statements, and no other tax of any nature whatsoever, interest or penalty, will be payable by the Company or any of the Subsidiaries with respect to any period ended on or before March 31, 1996. No examination of any return of the Company or any of its Subsidiaries by any taxing authority is currently in progress and, to the best knowledge of the Managing Shareholders, neither the Company nor any of its Subsidiaries has received notice of any proposed audit or examination. No consent extending any statute of limitations has been filed by the Company or any of its Subsidiaries with respect to any tax liability for any year. Except for the provisions of group relief, none of the Company or its Subsidiaries is a party to any agreement with respect to sharing or allocation of taxes or tax costs.

     SECTION 3.10 Absence of Undisclosed Liabilities. At the close of business on March 31, 1996, neither the Company nor any of its Subsidiaries had any indebtedness or liability, absolute or contingent, which is not shown or provided for on the balance sheet of the Company as of that date included in the Financial Statements. Except as shown in such balance sheet or contained in the notes to the Financial Statements, none of the Companies is directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

     SECTION 3.11 Interests in Real Property. None of the Companies own any real property. The Disclosure Letter sets forth a true and complete list, by deed reference or otherwise, of all real properties leased or used by any of the Companies. True, correct and complete copies of all leases (the "Leases") entered into by any of the Companies, and all amendments, modifications and supplemental agreements thereto, have previously been delivered by the Company to the Buyer or its representatives. The Leases are in full force and effect, are, to the best knowledge of the Managing Shareholders, binding and enforceable against the parties thereto in accordance with their respective terms and, except as set forth in the Disclosure Letter, have not been modified or amended since the date of delivery to the Buyer. Except as set forth in the Disclosure Letter, neither the Company nor any Subsidiary has received notice that it is in breach of or default in the performance of any covenant, agreement or condition contained in any Lease. There are no rent reviews under the Leases in progress. Except as set forth in the Disclosure Letter, no material construction, alteration or other leasehold improvement work with respect to any of the Leases remains to be paid for or to be performed by the Company or any of the Subsidiaries.

     SECTION 3.12 Personal Property. The Disclosure Letter sets forth a true and complete list of each item of machinery, equipment, furniture, fixtures and other tangible personal property owned, leased or used by each of the Companies having an original purchase cost or aggregate lease cost to such Company exceeding U.S. $25,000 (the "Machinery and Equipment"). Except as set forth in the Disclosure Letter, the Companies own outright and have good title, free and clear of all title defects and objections, security interests, liens, charges and encumbrances of any nature whatsoever (other than the lien of current property taxes and assessments not in default, if any) to the Machinery and Equipment listed on the Disclosure Letter as owned by them and to all the machinery, equipment, furniture, fixtures, inventory, receivables and other tangible or intangible personal property reflected on the balance sheet included in the Financial Statements and all such property acquired since the date thereof, except for sales and dispositions in the ordinary course of business since such date. None of the title defects, objections, security interests, liens, charges or encumbrances (if any) listed on the Disclosure Letter adversely affects the value of any of the items of personal property to which it relates or interferes with its use in the conduct of business of any of the Companies. Except as set forth in the Disclosure Letter, the Companies hold good and transferable leaseholds in all of the Machinery and Equipment shown on the Disclosure Letter as leased by them, in each case under valid and enforceable leases. None of the Companies is in default with respect to any item of Machinery and Equipment purported to be leased by them, and no event has occurred which constitutes or with due notice or lapse of time or both may constitute a default under any lease thereof. The Machinery and Equipment and other personal property now owned, leased or used by the Companies are sufficient and adequate to carry respective businesses as presently conducted and all items thereof are in good operating condition and repair. The Companies do not hold any personal property of any other person, firm or corporation pursuant to any consignment or similar arrangement.

     SECTION 3.13 Copyrights, Trademarks, Trade Names and Know-How. The Disclosure Letter sets forth a true and complete list of (i) all patents, patent rights, copyrights, trademarks, service marks, and trade names (either registered, applied for, or common law) owned by, registered in the name of, licensed to, or used in the business of each of the Companies (the "Intangible Assets"), (ii) all jurisdictions in which the rights of the Companies in and to the Intangible Assets have been registered, authorized or otherwise officially recognized or protected. Such list specifies, where applicable, the date on which any permit, patent, license, or other authorization was granted or applied for, the expiration date and the current status thereof. There are no liens, security interests, charges or encumbrances on any of the Intangible Assets, there is no restriction affecting the Companies' use of any of the Intangible Assets, and no license has been granted by any of the Companies with respect thereto other than as set forth in the Disclosure Letter. To the best knowledge of the Managing Shareholders, each of the Intangible Assets is valid and in good standing, is not currently being challenged, is not involved in any pending or threatened administrative or judicial proceeding, and does not conflict with any rights of any other person, firm or corporation. To the best knowledge of the Managing Shareholders, none of the products or operations of any of the Companies involves any infringement of any proprietary right of any other person, firm or corporation.

     SECTION 3.14 Licenses, Permits and Governmental Approvals. The Disclosure Letter sets forth a true and complete list of all material licenses, permits, franchises, authorizations and approvals issued or granted to any of the Companies by any national or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses"), and all pending applications therefor. Such list, where applicable, specifies the date issued, granted or applied for, the expiration date and the current status thereof. Each License has been duly obtained, is valid and in full force and effect, and to the best knowledge of the Managing Shareholders, is not subject to any pending or threatened administrative or judicial proceeding to revoke, cancel or declare such License invalid in any respect. To the best knowledge of the Managing Shareholders, the Licenses are sufficient in all respects to permit the continued lawful conduct of each of the Companies' respective businesses in the manner now conducted, and none of the Companies' operations are being conducted in a manner which violates any of the terms or conditions under which any License was granted.

     SECTION 3.15 Compliance with Law; Licenses. To the best knowledge of the Managing Shareholders, the operations of the Companies have been and are being conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over the Companies and their respective assets, properties and operations, except where the failure to so comply would not individually or in the aggregate have a material adverse effect on the assets or the businesses of the Companies, taken as a whole. To the best knowledge of the Managing Shareholders, neither the Company nor any of the Subsidiaries has received notice of any violation of any such law, regulation, order or other legal requirement, or is in default with respect to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to the Companies or any of their respective assets, properties or operations. To the best knowledge of the Managing Shareholders, the Companies have all material licenses, franchises, permits, authorizations or approvals from all governmental or regulatory authorities required for the conduct of their businesses and are not in violation of any such material license, franchise, authorization, permit, order or approval. To the best knowledge of the Managing Shareholders, no such material licenses, franchises, permits, authorizations and approvals will in any way be affected by, or terminate or lapse by reason of, the consummation of the transactions contemplated by this Agreement.

     SECTION 3.16 Litigation. The Disclosure Letter sets forth a list and a summary description of all pending actions, suits, proceedings, disputes or investigations. Except as set forth in the Disclosure Letter, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Managing Shareholders' knowledge, threatened before any federal, state or local court or governmental or regulatory authority of any country, or before any arbitrator of any nature, brought by or against any of the Companies involving, affecting or relating to any assets, properties or operations of any of the Companies or the transactions contemplated by this Agreement. None of the Companies nor any of their respective assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, which affects or might affect their respective assets, properties, operations, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

     SECTION 3.17 Contracts. The Disclosure Letter sets forth a true and complete list of all material contracts, agreements and other instruments to which any of the Companies is a party relating to or affecting any of their respective assets, properties or operations (except items listed elsewhere in the Disclosure Letter and, with respect to clauses (ii), (iii) and
(iv) below, any of the foregoing calling for payments of less than $25,000 or terminable by such Company upon not more than three months' written notice), including, without limitation, all written or oral, express or implied, (i) contracts, agreements and commitments; (ii) purchase and supply contracts; (iii) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (iv) leases and subleases of real or personal property; (v) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (vi) documents granting any power of attorney with respect to the affairs of any of the Companies; (vii) suretyship contracts, working capital maintenance or other form of guaranty agreements; (viii) contracts or commitments limiting or restraining any of the Companies from engaging or competing in any lines of business or with any person, firm, or corporation; (ix) partnership and joint venture agreements; and (x) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). To the best knowledge of the Managing Shareholders, each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Each of the Companies has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of the Managing Shareholders's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. The Company has delivered to the Buyer or its representatives true and complete copies of all the Commitments. To the best knowledge of the Managing Shareholders, none of the Commitments will, under the terms of such Commitments, terminate or become terminable due to the sale and transfer of the Shares to Buyer hereunder.

     SECTION 3.18 Accounts Receivable. All notes and accounts receivable payable to or for the benefit of any of the Companies reflected on the balance sheet of the Company included in the Financial Statements, or acquired by any of the Companies after the date thereof and before the date hereof, have been collected or are current and collectible (or will be in the ordinary course of business) in amounts not less than the aggregate amount thereof (net of reserves established in accordance with prior practice) carried (or to be carried) on the books of the Company, and are not subject to any counterclaims or set-offs.

     SECTION 3.19 Inventories. The inventories of each of the Companies reflected on the balance sheet of the Company included in the Financial Statements, or acquired by any of the Companies after the date thereof and before the date hereof, are carried at not in excess of the lower of cost or net realizable value, and do not include any inventory which is obsolete, surplus or not usable or saleable in the lawful and ordinary course of business of the Companies as heretofore conducted, in each case net of reserves provided therefor on such balance sheets. As used herein, "obsolete inventory" is inventory which, at the balance sheet date, was not usable or saleable, because of legal restrictions, failure to meet specifications, loss of market, damage, physical deterioration or for any other cause; and "surplus inventory" is inventory which, at the balance sheet date, exceeded known or anticipated requirements in the reasonable business judgment of the Company.

     SECTION 3.20  Employee Plans.

          (a) The Disclosure Letter sets forth a true and a complete list of all bonus, pension, stock option, stock purchase, benefit, welfare, profit sharing, retirement, disability, vacation, severance, hospitalization, insurance, incentive, deferred compensation and other similar fringe or employee benefit plans, funds, programs or arrangements, all employment contracts or executive compensation agreements, written or oral, and all collective bargaining agreements in each of the foregoing cases which cover, are maintained for the benefit of, or relate to any or all employees of each of the Companies (the "Employee Plans").

          (b) Each of the Employee Plans is in compliance with the requirements provided by any and all applicable statutes, orders or governmental rules or regulations currently in effect.

          (c) With respect to the Employee Plans, all applicable contributions and payments required to be made by the Companies to, or in connection with such Employee Plans, for all periods ending before the date hereof have been made in full. Subject only to normal retrospective adjustments in the ordinary course, all insurance premiums required to be paid or accrued by the Companies have been paid in full with regard to such Employee Plan for policy years or other applicable policy periods ending on or before the date hereof.

          (d) The Disclosure Schedule sets forth a true and complete list of all agreements now in effect between any of the Companies and any labor organization. None of the Companies has breached or otherwise failed to comply in any material respect with any provisions of any such agreement and there are no grievances outstanding against any of them under any such agreement. No unfair labor practice complaints are pending or threatened against any of the Companies before any labor relations board or similar agency, and no current union representation questions involving employees of any of the Companies are outstanding. No activity or proceeding of any labor organization (or representative thereof) to organize any unorganized employees of any of the Companies, and no strike, slowdown, work stoppage, lockout or other collective labor action by or with respect to any employees of the Companies has occurred within the past three years or is now in progress or, to the best of the Managing Shareholders's knowledge, has been threatened.

     SECTION 3.21 Customers. The Disclosure Schedule hereto sets forth a true and complete list of all customers from whom the Companies, taken as a whole, derived 1% or more of their consolidated gross revenues during the Company's last full fiscal year. To the best of the Managing Shareholders' knowledge, none of such customers has, or intends to terminate or change significantly its relationship with any of the Companies whether because of the sale and transfer of the Shares to Buyer hereunder, or otherwise.

     SECTION 3.22 Insurance. The Disclosure Schedule sets forth a true and complete list of all insurance policies in force at March 31, 1996, with respect to the assets, properties or operations of each of the Companies. True and complete copies of all such insurance policies have been furnished to Buyer by the Company.

     SECTION 3.23 Transactions with Directors, Officers and Affiliates. Since November 1, 1995, there have been no transactions between any of the Companies and the Shareholders, or any director, officer, stockholder or affiliate, as defined in Rule 405 under the Act (an "Affiliate"), of the Shareholders, or of any of the Companies. To the best of the Managing Shareholders' knowledge, during the past three years none of the officers, or directors of any of the Companies, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of any of the Companies or has competed with or been engaged in any business of the kind being conducted by the Company.

     SECTION 3.24 Propriety of Past Payments. No funds or assets of any of the Companies have been used for illegal purposes; no unrecorded funds or assets of any of the Companies have been established for any purpose; no accumulation or use of the Companies' corporate funds or assets has been made without being properly accounted for in the respective books and records of such Company; all payments by or on behalf of each of the Companies have been duly and properly recorded and accounted for in their respective books and records; no false or artificial entry has been made in the books and records of any of the Companies for any reason; no payment has been made by or on behalf of any of the Companies with the understanding that any part of such payment is to be used for any purpose other than that described in the documents supporting such payment; and none of the Companies has made, directly or indirectly, any illegal contributions to any political party or candidate, either domestic or foreign.

     SECTION 3.25 Environmental Matters. The Companies have obtained all permits, licenses and other authorizations which are required with respect to their respective assets, properties and operations under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or protection of the environment (collectively, the "Environmental Laws"). The Companies are in compliance with: (i) all terms and conditions of such required permits, licenses and authorizations, (ii) all terms and conditions of the Environmental Laws and (iii) all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, except where the failure to so comply would not affect the functioning of the Companies or require the expenditure of any money to cure such noncompliance. The Companies have not received notice of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans with respect to the assets, properties or operations of the Companies which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation under any Environmental Law, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste. There are no hazardous wastes or toxic substances located on any real property leased or used by any of the Companies and no such real property has been used for the storage of any oils, petroleum by-products or other hazardous materials (other than, in each case referred to in this sentence, those generally used or generated in the normal operations of the Companies in conformity with applicable law which has not had and will not have an adverse effect on such real property or the operations of any of the Companies). No pollutants, in excess of those deemed acceptable under Environmental Laws, are discharged from any such real property by any of the Companies, directly or indirectly into any body of water.

     SECTION 3.26 Labor Matters. Except as set forth in the Disclosure Letter: (i) none of the Companies is a party to any outstanding employment agreements or contracts with officers or employees that are not terminable upon less than three (3) months notice, or that provide for the payment of any bonus or commission; (ii) none of the Companies is a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than is required by applicable notice periods or by law);
(iii) none of the Companies is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Companies nor do the Companies know of any activities or proceedings of any labor union to organize any such employees.

     SECTION 3.27 Accuracy of Information. None of the repre-sentations, warranties or statements contained in this Agreement, in the exhibits hereto, or in the Disclosure Schedule, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations, warranties or statements in light of the circumstances under which they were made not misleading.


                                ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants as follows:

     SECTION 4.1 Corporate Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (corporate and other) to own its properties and assets and to conduct its business as now conducted. Complete and correct copies of Buyer's Certificate of Incorporation and By-Laws have been delivered to the Company for distribution to the Shareholders.

     SECTION 4.2  Authorization and Validity of Agreements.
Buyer has the corporate power to enter into this Agreement and the other agreements contemplated hereby and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the performance of Buyer's obligations hereunder have been duly authorized by the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Buyer and is the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, reorganization, moratorium, insolvency and other laws of general applicability relating to or affecting creditors' rights or general principles of equity.

     SECTION 4.3 No Conflict or Violation. The execution, delivery and performance by Buyer of this Agreement do not and will not violate or conflict with any provision of the charter documents or by-laws of Buyer, and do not and will not violate any provision of any agreement or instrument to which the Buyer is a party or by which it is bound, or of any order, judgment or decree of any court or other governmental or regulatory authority to which Buyer is subject.

     SECTION 4.4 Capitalization. The authorized capital of the Buyer consists solely of (i) 100,000,000 shares of Common Stock, of which approximately 12,668,303 shares are issued and outstanding as of the date of this Agreement and (ii) 10,000,000 shares of $.0001 par value preferred stock, of which 1,200 shares have been designated as Series A Preferred Stock, and 250,000 have been designated as Series B Preferred Stock. As of the date hereof, all 1,200 shares of Series A Preferred Stock are issued and outstanding, and 216,667 shares of Series B Preferred Stock are issued or outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, and have not been issued in violation of any preemptive rights of stockholders. Except as set forth in Schedule 4.4, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of the Buyer.

     SECTION 4.5 SEC Filings; Disclosure. Since January 1, 1995, Buyer has timely filed and, as required by Section 13 of the Securities Exchange Act of 1934, will continue to timely file, all the required forms, reports and other documents with the Securities and Exchange Commission (the "SEC"). As of the date hereof, all reports, forms and other documents so filed:
(i) complied in all material respects with all of the statutes, rules and regulations enforced or promulgated by the SEC, and
(ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty by the Buyer in this Agreement or in any Exhibit or Schedule hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. Buyer has delivered to the Company, for distribution to all Shareholders, a copy of all reports filed by Buyer with the SEC since January 1, 1995 and a copy of all press releases issued by the Buyer since January 1, 1995.

     SECTION 4.6 Financial Statements. Buyer has delivered to the Company for distribution to the Shareholders copies of the unaudited balance sheet of Buyer as of December 31, 1995 and the related statements of income, changes in shareholders' equity and cash flows for the year then ended (the "Buyer Financials"). The Buyer Financials were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may otherwise be indicated in the notes thereto) and fairly present the financial position of Buyer as of the dates thereof and the results of operations and changes in financial position of Buyer as of the dates thereof and the results of operations and changes in financial position for the periods then ended. Except as may be disclosed in the SEC filings and other materials referred to in Section 4.5 above, since December 31, 1995, there has not been any material adverse change in the assets or liabilities, or in the business or financial condition, or the results of operations of Buyer.

     SECTION 4.7 No Encumbrances. The shares of Common Stock to be issued pursuant to the Stock Payment will, upon issuance to the Shareholders, be fully-paid and non-assessable shares free from all claims, equities, liens, charges and encumbrances whatsoever, and will be issued with all rights attaching and accruing to the Common Stock.

     SECTION 4.8  No Further Issuances.  Except as set forth in
Schedule 4.8 and as contemplated herein, the Buyer has not granted and has not committed to grant any options, warrants, convertible securities, preemptive rights, rights of first refusal, or other rights presently outstanding to purchase or otherwise acquire any shares of capital stock of Buyer, or any options, warrants, agreements, or similar rights calling for the issuance by Buyer of any of its securities, or obligations of Buyer to purchase any issued and outstanding shares of its capital stock. Except as described in Schedule 4.8 there are no agreements between Buyer and any of its stockholders or, to the best knowledge of Buyer, concerning the purchase, sale or other disposition, voting or registration of any securities of the Buyer.

     SECTION 4.9 Consents and Approvals. No consent, waiver, authorization, or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, is required in connection with the execution and delivery of this Agreement by Buyer or in connection with the performance by Buyer or its obligations hereunder.

     SECTION 4.10 Absence of Certain Changes or Events. Other than as disclosed in the SEC filings and other materials referred to in Section 4.5 above, since January 1, 1996 Buyer has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations or financial condition of Buyer. Buyer knows of no event, condition, circumstance or development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, or financial condition of Buyer.

     SECTION 4.11 Litigation. Except as contained in the SEC filings and other materials referred to Section 4.5 above, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best knowledge of Buyer, threatened before any federal, state or local court or governmental or regulatory authority of any country, or before any arbitrator of any nature, brought by or against Buyer involving, affecting or relating to any assets, properties or operations of Buyer or the transactions contemplated by this Agreement. Buyer is not subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, which effects or might effect its assets, properties, operations or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

     SECTION 4.12 Compliance with Law. The operations of the Buyer have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over the Buyer and its assets, properties and operations, except where the failure to so comply would not individually or in the aggregate have a material adverse effect on the assets or the business of the Buyer. The Buyer has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to the Buyer or any of its assets, properties or operations.


                                ARTICLE V
                         MISCELLANEOUS PROVISIONS

     SECTION 5.1 Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement shall survive the consummation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained by way of warranty, indemnity, covenant, representation or undertaking in this Agreement, the parties acknowledge and agree that neither the Shareholders nor the Managing Shareholders are indemnifying the Buyer from and against any claims, damages, losses, liabilities, costs and expenses (collectively, "Losses") arising out of or in connection with any breach of any representation or warranty made by either the Shareholders or the Managing Shareholders in this Agreement, other than with respect to any Losses of the Buyer resulting from fraud on the part of the Shareholders or the Managing Shareholders, as the case may be. The parties acknowledge and agree that the indemnification obligation of the Shareholders and the Managing Shareholders are several and not joint obligations.

     SECTION 5.2 Post-Closing Obligations. The Buyer hereby agrees to the following matters to be performed by it after the date hereof:

          (a) The Buyer shall take all action required to (i) increase the size of the Buyer's Board of Directors to nine members, (ii) appoint two designees of the Shareholders (the "Shareholder Designees") as directors of the Buyer's Board of Directors; and (iii) at each of the next two annual meetings of the Buyer's stockholders, nominate for the election to the Buyer's Board of Directors the Shareholders' Designees. The Shareholders hereby agree that the Shareholder Designees shall be designated on behalf of the Shareholders by the Board of Directors of the Company. All Shareholder Designees must be qualified and acceptable to the Buyer's Board of Directors, which acceptance will not be unreasonably withheld. The Buyer hereby agrees that each of the Managing Shareholders is qualified and acceptable as a Shareholder Designee.

          (b) The Board of Directors will, at its first meeting of the Board of Directors to be held after the date hereof, review obtaining director and officer liability insurance and the Buyer will obtain such insurance to cover the Board of Directors if the Board of Directors determines that such insurance is economical.

          (c) During the six-month period ending November 24, 1996 (the "Financing Period"), the Buyer shall use its reasonable best efforts to consummate an additional debt or equity financing through an underwritten public or private offering (an "Under-written Offering") for the purpose of raising proceeds to fund the Buyer's working capital and future acquisition needs. The Buyer agrees to use its reasonable best efforts to cause the amount of gross proceeds proposed to be raised for the Buyer in such Underwritten Offering to be increased by $5,000,000, which additional proceeds will be allocated to the repayment of the then outstanding principal balances of the Buyer Notes. The Buyer shall not be required to increase the amount proposed to be raised for the Buyer in an Underwritten Offering by $5,000,000 if the underwriter or placement agent informs the Buyer in writing that the (i) increase in the size of the offering, or (ii) the disclosed use of any of the offering proceeds for the repayment of the Buyer Notes would have an adverse effect on the success of the Underwritten Offering. In the event that an Underwritten Offering that has raised an additional $5,000,000 is consummated during the Financing Period, the Buyer will use such additional proceeds to repay in full the Buyer Notes within 10 business days after the consummation of such Underwritten Offering.

     SECTION 5.3 Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that neither party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. Nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representa-tives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     SECTION 5.4  Brokers and Finders.

          (a) Each of the Shareholders and the Company severally represent and warrant to Buyer that they have not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby. Each of the Shareholders severally indemnifies and agrees to defend and hold Buyer harmless against and in respect of all claims, losses, liabilities and expenses which may be asserted against Buyer (or any Affiliate of Buyer) by any broker or other person who claims to be entitled to a broker's, finder's or similar fee or commission in respect of the execution of this Agreement, or the consummation of the transactions contemplated hereby, by reason of his acting at the request of the Shareholders or of the Company.

          (b) Buyer represents and warrants to the Shareholders that it has not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby. Buyer indemnifies and agrees to save and hold the Shareholders harmless against and in respect of all claims, losses, liabilities and expenses which may be asserted against it by any broker or other person who claims to be entitled to a broker's, finder's or similar fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, by reason of his acting at the request of Buyer.

     SECTION 5.5 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses. No fees, costs or expenses incurred in connection with this transaction by the Shareholders shall be borne by any of the Companies.

     SECTION 5.6 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, sent by international courier or by facsimile transmission to the parties at the following addresses:

          (a)  If to Buyer, to:

               IndeNet, Inc.
               1640 North Gower Street
               Los Angeles, California 90028
               U.S.A.
               Attention:  Robert Lautz

          with a copy to:

               Troy & Gould
               1801 Century Park East,
               Suite 1600
               Los Angeles, California 90067
               U.S.A.
               Attention:  Istvan Benko

          (b) If to the Shareholders, to the addresses listed on Exhibit A.

          with a copy to:

               Brobeck Hale and Dorr International
               Veritas House
               125 Finsbury Pavement
               London, EC2A 1NQ, England
               Attention:  Christopher A. Grew


          (c)  If to the Company, to:

               Enterprise Systems Group Limited
               Ferry Works
               Summer Road
               Thames Ditton
               Surrey KT7 0QJ
               Attention:  Graeme R. Jenner

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the earlier of the date so delivered or received via facsimile or three calendar days after mailed by international courier. No change in any of such addresses shall be effective insofar as notices under this Section 5.6 are concerned unless such change shall have been given to such other party hereto as provided in this Section 5.6.

     SECTION 5.7 Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     SECTION 5.8 Waivers and Amendments. Each of the Shareholders and Buyer may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement; (c) waive compliance with any of the covenants of the other contained in this Agreement; (d) waive performance of any of the obligations of the other created under this Agreement; or
(e) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

     SECTION 5.9 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     SECTION 5.10 Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     SECTION 5.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     SECTION 5.12  Dispute Resolution; Arbitration.

          (a) General. In the event that any dispute should arise between Buyer and some or all of the Shareholders with respect to any matter covered by this Agreement, Buyer and such Shareholders shall resolve such dispute in accordance with the procedures set forth in this Section 5.12.

          (b) Agreement of the Parties. In the event of any dispute between the parties with respect to any matter covered by this Agreement, the parties shall first use all reasonable efforts to resolve such dispute between themselves. If the parties are unable to resolve the dispute within thirty (30) days after the commencement of efforts to resolve the dispute, the dispute will be submitted to arbitration in accordance with
Section 5.12(c), which shall be the exclusive remedy for disputes.

          (c)  Arbitration.

               (i) Either Buyer or the Shareholders involved in the dispute may submit any matter referred to in Section 5.12(a) to arbitration by notifying the other party hereto, in writing, of such dispute. Within ten (10) days after receipt of such notice, Buyer and the Shareholders shall designate in writing one arbitrator to resolve the dispute; provided, that if the parties hereto cannot agree on an arbitrator within such 10-day period, the arbitrator shall be selected by the American Arbitration Association. The arbitrator so designated shall not be an employee, consultant, officer, director or stockholder of any party hereto, any Affiliate of any party to this Agreement, nor any Affiliate of Buyer's auditors or the Company's Auditor.

               (ii) Within 15 days after the designation of the arbitrator, the arbitrator, Buyer and the Shareholders shall meet, at which time Buyer and the Shareholders shall be required to set forth in writing all disputed issues and a proposed ruling on each such issue.

               (iii)  The arbitrator shall set a date for a
hearing, which shall be no later than thirty (30) days after the submission of written proposals pursuant to paragraph (ii) above, to discuss each of the issues identified by Buyer and the Shareholders. Each such party shall have the right to be represented by counsel. The arbitration shall be governed by the rules of the American Arbitration Association; provided, that the arbitrator shall have sole discretion with regard to the admissibility of evidence.

               (iv) The arbitrator shall use his or her best efforts to rule on each disputed issue within thirty (30) days after the completion of the hearings described in paragraph (iii) above. The determination of the arbitrator as to the resolution of any dispute shall be binding and conclusive upon all parties hereto. All rulings of the arbitrator shall be in writing and shall be delivered to the parties hereto.

               (v) The prevailing party in any arbitration shall be entitled to any award of reasonable attorneys' fees incurred in connection with the arbitration. The non-prevailing party shall pay such fees, including investigation costs incurred by the prevailing party in such proceedings, together with the fees of the arbitrator and the costs and expenses of the arbitration.

               (vi)  Any arbitration initiated by the Buyer
pursuant to this Section 5.12 shall be conducted in London, England, and any arbitration initiated by the Shareholders pursuant to this Section 5.12 shall be conducted in Los Angeles, California. Any arbitration award may be entered in and enforced by any court having jurisdiction thereover and shall be final and binding upon the parties.

     SECTION 5.13  Proprietary Information.

          (a) The Shareholders agree that from and after the date hereof, each Shareholder shall hold in confidence and shall use all reasonable endeavors to have all of its officers, directors and personnel to hold in confidence all knowledge and information of a secret or confidential nature with respect to the business of the Companies and not to disclose, publish or make us of the same without the consent of the Buyer, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the Shareholders.

          (b) The Shareholders agree that the remedy at law for any breach of this Section 5.13 would be inadequate and that Buyer shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this
Section 5.13.

     SECTION 5.14 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 5.15. Knowledge Defined. In phrases referring "to the best knowledge" (or other similar phrases) of a person, a person will be deemed to have "knowledge" of a particular material fact or other matter if: (a) such individual is actually aware of such material fact or other matter; or (b) a prudent individual could be expected to discover or otherwise become aware of such material fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such material fact or other matter.

     SECTION 5.16 Further Assurances. Upon the request of Buyer at any time after this Agreement, the Shareholders will forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as Buyer or its counsel may request in order to perfect title of Buyer and its successors and assigns to the Shares or otherwise to effectuate the purposes of this Agreement.

     SECTION 5.17  Governing Law.  This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of California without giving effect to the choice-of-law provisions thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


"BUYER"                         INDENET, INC., a Delaware
                                corporation


                                By:___________________________


"COMPANY"                       ENTERPRISE SYSTEMS GROUP LIMITED


                                By:___________________________
                                   ___________________________
                                   Director


                                   ___________________________
                                   Director/Secretary

"SHAREHOLDERS"

                                _______________________________
                                Abacus (Nominees) Ltd.


                                _______________________________
                                Advent Nominees Ltd.


                                _______________________________
                                Coal Pension Venture Nominees
                                Limited


                                _____________________________
                                Commercial Union Life Assurance


                                _______________________________
                                Commercial Union Nominees Ltd.


                                _______________________________
                                Legal & General Assurance
                                Society Ltd.


                                ______________________________
                                Thompson Clive Investments plc




                                _______________________________
                                Midland Bank Trustees
                                (Jersey) Limited a/c
                                Thompson Clive Ventures


                                _______________________________
                                Midland Bank Trustees
                                (Jersey) Limited a/c
                                Thompson Clive Ventures LP


                               _______________________________
                                Peter Rhodes Dimmer


                                _______________________________
                                Michael John Boxford



                                _______________________________
                                Magna Standard Trust c/o
                                Sefta Trustees Limited Ref 119


                                _______________________________
                                Graeme Ronald Jenner


                                _______________________________
                                Richard Lee Schleufer


                                _______________________________
                                Susan Mary Pacey


                               _______________________________
                                Michael John Pacey


                                _______________________________
                                David William Martin


                                _______________________________
                                Sheila Lillian Martin


                                _______________________________
                                Robert F. McConnell


                                _______________________________
                                Barnaby John Gibbens


                                _______________________________
                                Clinton Leroy Bulkley



                                _______________________________
                                George Theodore Beattie


                                ________________________________
                                Philip Sansome


                                _______________________________
                                Joseph James Frazer

                                _______________________________
                                Edith Peakman Frazer


                               _______________________________
                                Lynda D. Johnson


                               _______________________________
                                Raymond Vidler


                                _______________________________
                                Joseph Robert Lennon


                                _______________________________
                                John Noel Hapgood


                               _______________________________
                                Rose Eileen Hapgood


                                _______________________________
                                Nicholas William Graham


                                _______________________________
                                Roger James Carmody


                                _______________________________
                                Janet M. Giese


                                _______________________________
                                Helen Julie J. Carless


                                _______________________________
                                Adrian Andrew Paul Crockett


                                _______________________________
                                Nigel Mark Stone


                                _______________________________
                                Arthur L. Fagan

                               _______________________________
                                Peter J. Vitarelli


                                _______________________________
                                Robert O. Royse


                                _______________________________
                                Ian Davidson Whitfield


                                _______________________________
                                Christopher H. Stinton


                                _______________________________
                                Joanna Elizabeth Earle

                                _______________________________
                                John Charles James Holland


                                _______________________________
                                Teresa Jean Grinewich


                               _______________________________
                                Steve W. Galusha


                                _______________________________
                                Desiree C. Padula


                                _______________________________
                                David S. Weatherley


                                _______________________________
                                Margaret Mary Mattingley


                                _______________________________
                                Andrew Eric Read


                                _______________________________
                                Valerie Lesley Diane Hill

                                _______________________________
                                Jules Elliott-Sysum


                                _______________________________
                                Lee Anne Fredrick


                              _______________________________
                                Richard Evelyn Cooke


                                _______________________________
                                Anita L. Buford

                               _______________________________
                                John Laurence Stuart Munday


                                _______________________________
                                Phillip James Welch


                                _______________________________
                                Celeste Perkins


                               _______________________________
                                Alan Brown B. Wilson


                                _______________________________
                                Keith Malcolm Parkin


                                _______________________________
                                Joseph Minuti


                               _______________________________
                                Lilla Ajgaonkar Wylie


                                _______________________________
                                Deborah Anne Plumridge


                               _______________________________
                                Betty M. Amon



                               _______________________________
                                Amy D. Simmons


                                _______________________________
                                Michael Wayne Lynch


                                _______________________________
                                Drake W. Rinesmith


                               _______________________________
                                Peter Simon Kelly


                                _______________________________
                                Ila J. McLaughlin


                               _______________________________
                                Kathleen J. Micci



                                _______________________________
                                Anthony Windsor Hill


                                _______________________________
                                Minoo Yasseri


                                _______________________________
                                Joyce Margaret McPhee


                                _______________________________
                                Patti A. Kuettner


                                _______________________________
                                Julian Paul Watkin


                                _______________________________
                                Ryan Rodney Rockwell


                                _______________________________
                                Christopher J. Lennon



                                _______________________________
                                Lori Angela Houser


                                _______________________________
                                Terri E. Bache-Wiig



                                _______________________________
                                Kathleen E. Lennon (nee Kilgore)


                                _______________________________
                                Betty L. Matkin

                                   INDEX
                                    TO
                            SCHEDULES/EXHIBITS


Exhibits

     A    Names, addresses of, and Shares owned by Shareholders
     B    Form of Secured Promissory Note
     C    Quoted Prices from February 8, 1996 through March
          21, 1996
     D    Employment Agreements
     E    Opinion of Counsel (Shareholders)
     F    Opinion of Counsel (Buyer)
     G    Registration Rights Agreement
     H    Pledge Agreement

Schedules

     A    Disclosure Letter
     4.4  Capitalization
     4.8  Options, Warrants, etc.